                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                     1-14120                    52-1611421
(State or other jurisdiction  (Commission File Number)         (I.R.S. Employer
        of incorporation)                                    Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                             Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 15, 2005,  Blonder Tongue  Laboratories,  Inc.  issued a press release announcing its unaudited financial results for the second quarter ended June 30,
2005. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.  The information  disclosed in this report, including  Exhibit  99.1  hereto,  is being  furnished  and  shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated August 15, 2005.

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                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BLONDER TONGUE LABORATORIES, INC.

                        By:  /s/Eric Skolnik
                             Eric Skolnik
                             Senior Vice President and Chief Financial Officer

Date: August 15, 2005

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                                  EXHIBIT INDEX

Exhibit No.           Description

Exhibit 99.1          Press Release of Blonder Tongue  Laboratories, Inc. dated
                      August 15, 2005 regarding its unaudited  financial results for the second quarter ended June 30, 2005.

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